Ioanis Jorgali, Investors 629.213.6139 ioanis.jorgali@alliancebernstein.com	Carly Symington, Media 629.213.5568 carly.symington@alliancebernstein.com

AB Announces May 31, 2026 Assets Under Management
Nashville, TN, June 10, 2026 - AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. (“AB Holding”) (NYSE: AB) today announced that preliminary assets under management increased to $899 billion in May 2026, up from $882 billion at the end of April. The 2% increase in month-end AUM was driven by market appreciation, partially offset by net outflows. May outflows were concentrated in Retail, while Institutions saw modest inflows and Private Wealth flows were roughly flat.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in Billions)

	At May 31, 2026				Apr 30,
					2026

			Private
	Institutions	Retail	Wealth	Total	Total

Equity
Actively Managed	$51	$169	$64	$284	$278
Passive	31	44	11	86	82
Total Equity	82	213	75	370	360

Fixed Income
Taxable	120	67	22	209	209
Tax-Exempt	1	63	33	97	95
Passive	—	9	—	9	9
Total Fixed Income	121	139	55	315	313

Alternatives/Multi-Asset Solutions(1)	167	10	37	214	209
Total	$370	$362	$167	$899	$882

	At April 30, 2026

Total	$363	$356	$163	$882

(1) Includes certain multi-asset solutions and services not included in equity or fixed income services.

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Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, integration of acquired companies, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AB’s Form 10-K for the year ended December 31, 2025 or form 10-Q for the quarter ended March 31, 2026. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Q, other documents AB files with or furnishes to the SEC and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AB’s financial condition, results of operations and business prospects.
About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers diversified investment services to institutional investors, individuals and private wealth clients in major world markets.
As of March 31, 2026, including both the general partnership and limited partnership interests in AllianceBernstein, AllianceBernstein Holding owned approximately 31.4% of AllianceBernstein. Including both the general partnership and limited partnership interest in AllianceBernstein Holding and AllianceBernstein, Equitable Holdings, Inc. ("EQH"), owned an approximate 68.0% economic interest in AllianceBernstein.
Additional information about AB may be found on our website, www.alliancebernstein.com.

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